                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21534

               RIVERSOURCE VARIABLE PORTFOLIO SELECT SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 12/31

Date of reporting period: 12/31

Annual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
VARIABLE PORTFOLIO -- CORE EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
DECEMBER 31, 2007


RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM
GROWTH OF CAPITAL.

THIS FUND IS CLOSED TO NEW INVESTORS.
Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity
Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund.
Refer to your variable annuity contract
prospectus for information regarding the investment options available to you.

TABLE OF CONTENTS

Questions & Answers
   with Portfolio Management........      2

The Fund's Long-term Performance ...      8

Fund Expenses Example...............     10

Portfolio of Investments............     12

Financial Statements................     23

Notes to Financial Statements.......     26

Report of Independent Registered
   Public Accounting Firm...........     38

Board Members and Officers..........     39

Proxy Voting........................     42

Change in Independent Registered
   Public Accounting Firm...........     42

Results of Meeting of
   Shareholders ....................     43

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      RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT  1

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, the Fund's portfolio managers, Bob Ewing and Nick Thakore, discuss RiverSource Variable Portfolio -- Core Equity Fund's performance and positioning for the fiscal year ended Dec. 31, 2007.

Q: How did RiverSource Variable Portfolio -- Core Equity Fund perform for the fiscal year ended Dec. 31, 2007?

A: RiverSource Variable Portfolio -- Core Equity Fund rose 3.32% for the
   12 months ended Dec. 31, 2007. The Fund underperformed its benchmarks, the Russell 1000(R) Index (Russell Index) and the Standard and Poor's 500 Index (S&P 500 Index), which returned 5.77% and 5.49%, respectively, and its peers, represented by the Lipper Large-Cap Core Funds Index, which advanced 6.63% over the same time frame.

                             PERFORMANCE COMPARISON
                        For the year ended Dec. 31, 2007

                                  (BAR CHART)

RiverSource Variable Portfolio -- Core Equity Fund      +3.32%

Russell 1000(R) Index (unmanaged)                       +5.77%

S&P 500 Index (unmanaged)                               +5.49%

Lipper Large-Cap Core Funds Index                       +6.63%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account or annuity contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

(See "The Fund's Long-term Performance" for Index descriptions)

Q: What factors had a significant impact on performance?

A: U.S. equities faced a challenging period in 2007 as a weak housing market, issues in the lending markets -- particularly subprime mortgages -- and high oil prices raised concerns about the sustainability of economic growth. The Federal

--------------------------------------------------------------------------------

 2 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   Reserve took steps to calm the lending markets and stimulate the economy by reducing the Fed Funds rate three times in the last four months of the year.

   The Fund benefited from its positioning in the telecommunication services, financials, industrials and information technology sectors. Positioning in the consumer discretionary, energy and health care sectors detracted from return relative to the Russell Index.

   In the telecommunication services sector, the Fund's focus on European telecommunications stocks was advantageous, as stocks such as Vodafone Group, Deutsche Telekom and Telefonica benefited from a turnaround in fundamentals.

   In the financials sector, the Fund had a smaller position in Washington Mutual than the Russell Index. This proved especially advantageous, as the West Coast savings and loan has a significant mortgage business and was negatively affected by expanding difficulties in the lending markets.

   Flowserve and Honeywell Intl were two leading contributors within the industrials sector. Flowserve is an energy and construction company in the middle of a very strong business cycle, and this year the market came to recognize its potential for attractive profit margins. Honeywell Intl benefited from stronger than anticipated industrial growth and from the performance of its defense business.

   Favorable stock selection in the information technology sector was supported by two communications equipment companies, Nokia and Avaya. Nokia continued to dominate the handset business, improving margins and capitalizing on Motorola's weakness, while Avaya was the target of a private equity buyout.

   Stock selection in the consumer discretionary sector had a negative impact on return relative to the Russell Index. Key detractors within the sector included Harman Intl Inds and Virgin Media. Harman Intl Inds, an audio equipment maker, was in the midst of a leveraged buyout when the two private equity firms pulled out of the deal. Virgin Media was affected by the breakdown in acquisition activity, as well as general concerns about the cable industry and negative response to a more aggressive customer acquisition strategy that reduced near-term cash flow. Virgin Media received an attractive acquisition offer and subsequently conducted an auction in which bidders exhibited significant interest in the company. Weakness in the high yield bond market

--------------------------------------------------------------------------------

      RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT  3

QUESTIONS & ANSWERS

   prevented the company from completing the auction and the stock price fell below the initial bid amount. We continue to see hidden value in this company, which management may be able to realize on its own without an external buyer. Within the consumer discretionary sector, the Fund benefited from having an underweight position in Home Depot.

   A smaller-than-the-Russell Index position in energy was detrimental, as oil and other commodity prices remained high throughout the year. In the health care sector, stock selection detracted. Though Boston Scientific saw improved sales of implantable cardioverter defibrillators, the company faced continued pressure in other areas, including sales of drug-coated coronary stents. Another Fund holding, Genentech, suffered as an FDA advisory panel declined to approve one of its main drugs for an alternative use, an approval that was widely expected. Amgen was attractively valued at the beginning of the year, but fundamentals continued to deteriorate as the government suggested constrained use of some products and trials for potential new products did not go as well as expected.

Q: What changes did you make to the Fund during the period?

A: We adjusted individual sector weightings relative to the Russell Index.
   Following severe declines in the financials sector, we began to identify opportunities for selective additions to the Fund. As a result, the financials weighting moved closer to that of the Russell Index, though it was still smaller at fiscal year-end. At the same time, we reduced exposure to some individual financial stocks, including Citigroup, AIG and Countrywide Financial.

   We also added to the Fund's consumer discretionary allocation as we identified company-specific opportunities, particularly in the media segment. As we gained confidence in the eventual completion of its merger with Sirius Satellite Radio, we added to the Fund's holdings of XM Satellite Radio Holdings. Also in the consumer discretionary sector, Avon Products was a significant purchase. We believe Avon's management team is restructuring properly, investing in the business to drive top line, while also cutting costs. With its less cyclical product line, the company should deliver strong growth.

   We reduced the Fund's telecommunication services position relative to the Russell Index as some of the portfolio's holdings were acquired, and we trimmed others after strong performance. AT&T was the Fund's most significant purchase during the period. The stock had languished for six

--------------------------------------------------------------------------------

 4 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   months, but the company's growth continued, making the valuation appear reasonable to us.

   We reduced the Fund's energy position and slightly reduced the information technology weighting based on individual stock decisions. Within the information technology sector, we added to QUALCOMM and Intel. Semiconductor chip maker Intel had performed very poorly in 2006 when we largely avoided the stock. However, it seemed to us that competition was diminishing in 2007, the company had a strong product roadmap and underlying demand for personal computers was solid, so we increased the Fund's Intel holdings in 2007.

Q: How are you positioning the Fund for the current environment?

A: We manage the portfolio in three segments -- a growth-oriented strategy, a value-oriented strategy and an analyst-driven segment. Several prominent themes cross the three segments. First, there is a preference for high quality stocks over lower quality stocks. Though high quality stocks lagged in 2007, we think investors are likely to favor them in a period of slower economic activity, which seems probable for 2008.

   In keeping with our expectations for slower economic growth, the portfolio has more exposure to stocks with stable growth patterns and less exposure to cyclical sectors. We look for stocks of companies that have greater control over their own earnings growth in a difficult economic environment, rather than depending on the economic cycle.

   We also continue to emphasize the larger stocks within our universe. Large-cap stocks remain reasonably valued vs. small- and mid-cap stocks. Additionally, they have the potential to benefit from broader product lines, greater international exposure and more extensive resources.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser(s) to the Fund or any other person in the RiverSource or subadviser organization(s). Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.
--------------------------------------------------------------------------------

      RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT  5

SECTOR BREAKDOWN*

Percentage of portfolio assets at Dec. 31, 2007

                                  (PIE CHART)

Financials                                 15.8%
Information Technology                     15.4%
Health Care                                13.0%
Consumer Discretionary                     10.5%
Energy                                      9.8%
Industrials                                 8.8%
Other (1)                                  26.7%

 *   Sectors can be comprised of several industries.
     Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1)  Includes Consumer Staples 8.7%,
     Telecommunication Services 8.0%, Materials 3.2%, Utilities 2.6%, Options Purchased 0.2% and Cash & Cash Equivalents 4.0%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
TOP TEN HOLDINGS

                          PERCENT           VALUE
                       (OF PORTFOLIO     (AT DEC. 31,
                          ASSETS)           2007)
Exxon Mobil                 4.3%         $15,749,382
AT&T                        2.9           10,539,076
Virgin Media                2.9           10,466,851
Microsoft                   2.4            8,958,063
Pfizer                      1.9            6,947,901
Vodafone Group              1.7            6,376,332
QUALCOMM                    1.7            6,351,641
Chevron                     1.6            6,005,319
Cisco Systems               1.6            5,881,607
Bank of America             1.6            5,832,348

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

The 10 holdings listed here make up 22.6% of portfolio assets.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS DATED MAY 1, 2007)

TOTAL                                                                     NET EXPENSES(A)
0.45%                                                                          0.40%

(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses indefinitely. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.40%.

AVERAGE ANNUAL TOTAL RETURNS

AT DEC. 31, 2007
 1 year                                                                 +3.32%
 3 years                                                                +8.44%
 Since inception (9/10/04)                                              +9.83%

--------------------------------------------------------------------------------

 6 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Variable Portfolio - Core Equity Fund (from 10/1/04 to 12/31/07)* as compared to the performance of three widely cited performance indices, the Russell 1000(R) Index, the S&P 500 Index and the Lipper Large-Cap Core Funds Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account or annuity contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from Sept. 10, 2004. Russell 1000 Index, S&P 500 Index and Lipper peer group is from Oct. 1, 2004.

--------------------------------------------------------------------------------

 8 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUNDS FUND LINE GRAPH)

                                       RIVERSOURCE VARIABLE
                                         PORTFOLIO E CORE                                                      LIPPER LARGE-CAP
                                           EQUITY FUND          RUSSELL 1000 INDEX       S&P 500 INDEX         CORE FUNDS INDEX
                                       ---------------------    ------------------       -------------         ----------------
10/1/04                                     $10,000                 $10,000                 $10,000                 $10,000
12/31/04                                     10,693                  10,980                  10,923                  10,849
12/31/05                                     11,396                  11,668                  11,459                  11,470
12/31/06                                     13,195                  13,472                  13,269                  13,005
12/31/07                                     13,633                  14,250                  13,997                  13,868

(1) The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------

      RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT  9

FUND EXPENSES EXAMPLE

(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. The variable account's purchase price will be the next NAV calculated after the request is received by the authorized insurance company.

As a contract owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

--------------------------------------------------------------------------------

 10 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the variable account or the contract. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts. In addition, if the expenses that apply to the variable account or the contract were included, your costs would have been higher.

                              BEGINNING        ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                            JULY 1, 2007    DEC. 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Actual(b)                     $1,000         $  970.00         $2.00           .40%
 Hypothetical
 (5% return before
 expenses)                     $1,000         $1,023.32         $2.05           .40%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return of -3.00% for the six months ended Dec. 31, 2007.

--------------------------------------------------------------------------------

     RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT  11

PORTFOLIO OF INVESTMENTS

DEC. 31, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (96.2%)
ISSUER                                            SHARES                    VALUE(A)

AEROSPACE & DEFENSE (4.0%)
Boeing                                                63,635              $5,565,517
DRS Technologies                                       3,849                 208,885
General Dynamics                                       3,580                 318,584
Goodrich                                              14,982               1,057,879
Honeywell Intl                                        48,869               3,008,864
L-3 Communications Holdings                            8,505                 901,020
Lockheed Martin                                       13,715               1,443,641
Northrop Grumman                                       6,497                 510,924
United Technologies                                   22,427               1,716,563
                                                                     ---------------
Total                                                                     14,731,877
------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (--%)
United Parcel Service Cl B                             2,515                 177,861
------------------------------------------------------------------------------------

AIRLINES (0.1%)
UAL                                                    6,405(b)              228,402
------------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber                                 1,982(b)               55,932
Johnson Controls                                       5,581                 201,139
                                                                     ---------------
Total                                                                        257,071
------------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
BMW                                                    2,074(c)              129,609
Fiat                                                   4,873(c)              125,188
Ford Motor                                            19,727(b)              132,763
General Motors                                         5,317                 132,340
Harley-Davidson                                        2,448                 114,346
                                                                     ---------------
Total                                                                        634,246
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

BEVERAGES (2.2%)
Coca-Cola                                             49,307              $3,025,971
Hansen Natural                                         3,714(b)              164,493
Molson Coors Brewing Cl B                             32,940               1,700,363
Pepsi Bottling Group                                   1,251                  49,364
PepsiCo                                               38,816               2,946,134
                                                                     ---------------
Total                                                                      7,886,325
------------------------------------------------------------------------------------

BIOTECHNOLOGY (2.4%)
Amgen                                                 45,587(b)            2,117,060
Biogen Idec                                           22,435(b)            1,277,000
Celgene                                                7,927(b)              366,307
Genentech                                             59,000(b)            3,957,130
Gilead Sciences                                       24,419(b)            1,123,518
                                                                     ---------------
Total                                                                      8,841,015
------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Masco                                                 14,000                 302,540
------------------------------------------------------------------------------------

CAPITAL MARKETS (3.8%)
Apollo Mgmt LP                                        76,000(b,e,h)        1,672,000
Bank of New York Mellon                               20,541               1,001,579
BlackRock                                                975                 211,380
Franklin Resources                                     2,512                 287,448
Goldman Sachs Group                                    5,835               1,254,817
KKR Private Equity Investors LP Unit                 152,830               2,777,139
Lehman Brothers Holdings                              13,835                 905,362
Merrill Lynch & Co                                    26,598               1,427,781
Morgan Stanley                                        35,526               1,886,786
Oaktree Capital Group LLC Cl A Unit                   15,000(e,h)            491,250
Och-Ziff Capital Management Group LLC Cl A            22,134                 581,682

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 12 RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
CAPITAL MARKETS (CONT.)
State Street                                           8,287                $672,904
T Rowe Price Group                                    13,674                 832,473
                                                                     ---------------
Total                                                                     14,002,601
------------------------------------------------------------------------------------

CHEMICALS (1.1%)
Air Products & Chemicals                               2,030                 200,219
Ashland                                                2,638                 125,120
Dow Chemical                                          31,829               1,254,698
Eastman Chemical                                       4,910                 299,952
Ecolab                                                 1,697                  86,903
EI du Pont de Nemours & Co                            19,363                 853,715
Hercules                                               1,090                  21,092
Intl Flavors & Fragrances                                843                  40,574
Monsanto                                               5,125                 572,411
PPG Inds                                               1,599                 112,298
Praxair                                                3,005                 266,574
Rohm & Haas                                            1,237                  65,648
Sigma-Aldrich                                          1,279                  69,833
                                                                     ---------------
Total                                                                      3,969,037
------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.6%)
BB&T                                                  11,958                 366,752
Comerica                                               1,491                  64,903
Commerce Bancorp                                       1,873                  71,436
Fifth Third Bancorp                                    8,592                 215,917
Huntington Bancshares                                  3,426                  50,568
KeyCorp                                                3,646                  85,499
M&T Bank                                                 731                  59,628
Marshall & Ilsley                                      2,595                  68,716
Natl City                                              5,930                  97,608
PNC Financial Services Group                           9,907                 650,395
Regions Financial                                      4,644                 109,831
SunTrust Banks                                         2,573                 160,787
Synovus Financial                                      1,237                  29,787
US Bancorp                                            26,252                 833,238
Wachovia                                              39,984               1,520,591
Wells Fargo & Co                                      50,964               1,538,602
Zions Bancorporation                                   1,048                  48,931
                                                                     ---------------
Total                                                                      5,973,189
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Allied Waste Inds                                      2,759(b)              $30,404
Avery Dennison                                         2,111                 112,179
Cintas                                                 1,314                  44,177
Equifax                                                  944                  34,324
Monster Worldwide                                      1,290(b)               41,796
Robert Half Intl                                       1,597                  43,183
Waste Management                                       4,877                 159,331
                                                                     ---------------
Total                                                                        465,394
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (4.1%)
Cisco Systems                                        217,274(b)            5,881,607
Comverse Technology                                    3,855(b)               66,595
Corning                                                4,191                 100,542
JDS Uniphase                                          68,446(b)              910,332
Motorola                                              23,501                 376,956
Nokia ADR                                             14,893(c)              571,742
QUALCOMM                                             161,414               6,351,641
Starent Networks                                      13,845(b)              252,671
Telefonaktiebolaget LM Ericsson ADR                   26,068(c)              608,688
                                                                     ---------------
Total                                                                     15,120,774
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.3%)
Apple                                                 21,635(b)            4,285,460
Brocade Communications
 Systems                                               5,102(b)               37,449
Dell                                                  39,680(b)              972,557
EMC                                                   18,224(b)              337,691
Hewlett-Packard                                       71,394               3,603,968
IBM                                                   24,875               2,688,988
SanDisk                                                3,756(b)              124,587
                                                                     ---------------
Total                                                                     12,050,700
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
Fluor                                                  1,426                 207,797
KBR                                                   19,009(b)              737,549
                                                                     ---------------
Total                                                                        945,346
------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Vulcan Materials                                       1,015                  80,276
------------------------------------------------------------------------------------

                             See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

   RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND  -- 2007 ANNUAL REPORT  13

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

CONSUMER FINANCE (0.7%)
American Express                                      27,221              $1,416,037
Capital One Financial                                 20,962                 990,664
Discover Financial Services                           15,102                 227,738
SLM                                                      556                  11,198
                                                                     ---------------
Total                                                                      2,645,637
------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Ball                                                     998                  44,910
Bemis                                                  1,018                  27,873
Pactiv                                                 1,274(b)               33,927
Sealed Air                                             1,574                  36,422
Temple-Inland                                          3,443                  71,786
                                                                     ---------------
Total                                                                        214,918
------------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Genuine Parts                                          1,656                  76,673
------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (--%)
Apollo Group Cl A                                      1,385(b)               97,158
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.8%)
Bank of America                                      141,356               5,832,348
CIT Group                                              1,838                  44,167
Citigroup                                            107,288               3,158,559
CME Group                                                518                 355,348
Consumer Discretionary Select
 Sector SPDR Fund                                     10,221                 334,227
Guaranty Financial Group                               1,148(b)               18,363
IntercontinentalExchange                                 649(b)              124,933
JPMorgan Chase & Co                                   82,918               3,619,370
Leucadia Natl                                          1,604                  75,548
Materials Select Sector SPDR Fund                      2,903                 121,055
NYMEX Holdings                                           991                 132,408
NYSE Euronext                                          2,472                 216,967
                                                                     ---------------
Total                                                                     14,033,293
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (5.2%)
AT&T                                                 253,587              10,539,076
Chunghwa Telecom ADR                                   3,205(c)               67,658
Citizens Communications                               12,275                 156,261

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONT.)
Deutsche Telekom                                     134,606(c)           $2,959,398
Deutsche Telekom ADR                                  16,276(c)              352,701
Telefonica                                            22,903(c)              741,135
Telefonica ADR                                         5,949(c)              580,563
Verizon Communications                                76,221               3,330,095
Windstream                                            11,899                 154,925
                                                                     ---------------
Total                                                                     18,881,812
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.7%)
Allegheny Energy                                       1,618                 102,921
American Electric Power                                3,751                 174,647
Duke Energy                                           11,840                 238,813
Edison Intl                                            3,061                 163,366
Entergy                                               10,030               1,198,786
Exelon                                                20,214               1,650,270
FirstEnergy                                            2,864                 207,182
FPL Group                                              7,196                 487,745
Pepco Holdings                                         1,895                  55,580
Pinnacle West Capital                                  3,852                 163,363
PPL                                                   10,463                 545,018
Progress Energy                                        2,523                 122,189
Southern                                              32,067               1,242,596
                                                                     ---------------
Total                                                                      6,352,476
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.5%)
Emerson Electric                                      34,375               1,947,688
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Agilent Technologies                                     290(b)               10,655
Tyco Electronics                                      10,049                 373,119
                                                                     ---------------
Total                                                                        383,774
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.7%)
Halliburton                                            7,934                 300,778
Natl Oilwell Varco                                     8,586(b)              630,728
Pride Intl                                            18,790(b)              636,981
Transocean                                             5,423(b)              776,302
Weatherford Intl                                       4,936(b)              338,610
                                                                     ---------------
Total                                                                      2,683,399
------------------------------------------------------------------------------------

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 14 RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

FOOD & STAPLES RETAILING (1.1%)
Costco Wholesale                                       5,817                $405,794
CVS Caremark                                          30,014               1,193,057
Kroger                                                 6,515                 174,016
Safeway                                                6,077                 207,894
SUPERVALU                                              1,912                  71,738
SYSCO                                                  5,686                 177,460
Wal-Mart Stores                                       32,733               1,555,799
Whole Foods Market                                     1,345                  54,876
                                                                     ---------------
Total                                                                      3,840,634
------------------------------------------------------------------------------------

FOOD PRODUCTS (1.0%)
Archer-Daniels-Midland                                 6,007                 278,905
Campbell Soup                                          7,497                 267,868
General Mills                                          8,368                 476,976
Kellogg                                               13,981                 733,024
Kraft Foods Cl A                                      53,025               1,730,206
Tyson Foods Cl A                                       2,404                  36,853
                                                                     ---------------
Total                                                                      3,523,832
------------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
Nicor                                                    481                  20,370
ONEOK                                                  8,051                 360,444
Questar                                                1,682                  90,996
                                                                     ---------------
Total                                                                        471,810
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.8%)
Boston Scientific                                    426,693(b)            4,962,439
China Medical Technologies ADR                         7,892(c)              350,326
Covidien                                               9,188                 406,937
Medtronic                                              6,162                 309,764
St. Jude Medical                                       2,047(b)               83,190
Stryker                                                5,606                 418,880
                                                                     ---------------
Total                                                                      6,531,536
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.2%)
Aetna                                                 13,937                 804,583
Cardinal Health                                       29,106               1,680,872
CIGNA                                                 10,036                 539,234
Coventry Health Care                                   1,503(b)               89,053
Express Scripts                                        2,513(b)              183,449
Humana                                                 1,643(b)              123,734
Laboratory Corp of America Holdings                    1,131(b)               85,424
McKesson                                              25,902               1,696,840

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
Patterson Companies                                    1,364(b)              $46,308
Quest Diagnostics                                      1,523                  80,567
Tenet Healthcare                                       4,452(b)               22,616
UnitedHealth Group                                    43,590               2,536,938
                                                                     ---------------
Total                                                                      7,889,618
------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
IMS Health                                             1,900                  43,776
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.0%)
Darden Restaurants                                     5,625                 155,869
Intl Game Technology                                  26,662               1,171,261
Marriott Intl Cl A                                     9,495                 324,539
McDonald's                                            18,514               1,090,660
MGM MIRAGE                                             3,134(b)              263,319
Pinnacle Entertainment                                 5,898(b)              138,957
Yum! Brands                                            8,583                 328,471
                                                                     ---------------
Total                                                                      3,473,076
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.4%)
Black & Decker                                           640                  44,576
Centex                                                10,425                 263,336
DR Horton                                             34,395                 452,982
Fortune Brands                                         1,487                 107,599
Harman Intl Inds                                      42,809               3,155,450
Hovnanian Enterprises Cl A                            25,724(b)              184,441
KB HOME                                                7,683                 165,953
Leggett & Platt                                        1,702                  29,683
Lennar Cl A                                            9,894                 177,004
Meritage Homes                                         1,198(b)               17,455
Newell Rubbermaid                                      7,877                 203,857
S&P Homebuilders ETF SPDR Fund                         4,351                  84,192
Snap-On                                                  564                  27,207
Standard-Pacific                                      12,442                  41,681
Stanley Works                                            800                  38,784
Whirlpool                                                733                  59,835
                                                                     ---------------
Total                                                                      5,054,035
------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.7%)
Colgate-Palmolive                                     35,447               2,763,448
Procter & Gamble                                      44,635               3,277,102
                                                                     ---------------
Total                                                                      6,040,550
------------------------------------------------------------------------------------

                             See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

   RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND  -- 2007 ANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
AES                                                    6,282(b)             $134,372
Constellation Energy Group                             1,696                 173,891
Dynegy Cl A                                            4,656(b)               33,244
                                                                     ---------------
Total                                                                        341,507
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.9%)
3M                                                     2,478                 208,945
General Electric                                     140,933               5,224,386
Siemens                                                7,261(c)            1,147,844
Tyco Intl                                              7,156(c)              283,735
                                                                     ---------------
Total                                                                      6,864,910
------------------------------------------------------------------------------------

INSURANCE (4.5%)
ACE                                                   32,509(c)            2,008,406
AFLAC                                                 32,334               2,025,078
Allstate                                                 789                  41,209
Ambac Financial Group                                  7,517                 193,713
American Intl Group                                   82,418               4,804,970
Aon                                                      760                  36,244
Arch Capital Group                                     2,657(b,c)            186,920
Assurant                                               1,153                  77,136
Assured Guaranty                                       8,258(c)              219,167
Chubb                                                 11,072                 604,310
Endurance Specialty Holdings                           4,173(c)              174,139
Genworth Financial Cl A                                1,534                  39,040
Hartford Financial Services Group                     20,007               1,744,410
Lincoln Natl                                           1,180                  68,700
MBIA                                                  10,017                 186,617
MetLife                                                9,520                 586,622
Principal Financial Group                              2,597                 178,777
Prudential Financial                                  31,844               2,962,767
Validus Holdings                                       1,073(b,c)             27,877
XL Capital Cl A                                        4,820(c)              242,494
                                                                     ---------------
Total                                                                     16,408,596
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

INTERNET & CATALOG RETAIL (0.1%)
Amazon.com                                             1,348(b)             $124,879
Expedia                                                1,991(b)               62,955
IAC/InterActiveCorp                                    1,862(b)               50,125
Liberty Media - Interactive Cl A                       9,332(b,d)            178,055
                                                                     ---------------
Total                                                                        416,014
------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.4%)
eBay                                                  33,545(b)            1,113,359
Google Cl A                                            5,431(b)            3,755,428
Yahoo!                                                14,628(b)              340,247
                                                                     ---------------
Total                                                                      5,209,034
------------------------------------------------------------------------------------

IT SERVICES (0.7%)
Affiliated Computer Services Cl A                      8,280(b)              373,428
Automatic Data Processing                             14,001                 623,466
Cognizant Technology Solutions Cl A                    3,186(b)              108,133
Convergys                                              1,328(b)               21,859
Electronic Data Systems                                9,069                 188,000
Fidelity Natl Information Services                     1,849                  76,900
Fiserv                                                 2,360(b)              130,956
HCL Technologies                                      21,508(c)              177,589
MasterCard Cl A                                        2,407                 517,986
Ness Technologies                                      1,867(b,c)             17,232
Paychex                                                1,575                  57,047
Satyam Computer Services ADR                           1,160(c)               30,995
Unisys                                                 2,974(b)               14,067
Western Union                                          8,358                 202,932
                                                                     ---------------
Total                                                                      2,540,590
------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS(--%)
Brunswick                                                915                  15,601
Eastman Kodak                                          2,696                  58,962
Hasbro                                                 1,382                  35,352
Mattel                                                 3,447                  65,630
                                                                     ---------------
Total                                                                        175,545
------------------------------------------------------------------------------------

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 16 RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

MACHINERY (1.3%)
Caterpillar                                           14,298              $1,037,463
Deere & Co                                            14,736               1,372,215
Flowserve                                             11,693               1,124,867
Ingersoll-Rand Cl A                                    2,499(c)              116,129
ITT                                                    2,042                 134,854
Navistar Intl                                            588(b)               31,726
Parker Hannifin                                       12,713                 957,416
                                                                     ---------------
Total                                                                      4,774,670
------------------------------------------------------------------------------------

MEDIA (6.3%)
CBS Cl B                                               6,435                 175,354
Clear Channel Communications                           4,678                 161,485
Comcast Cl A                                          65,798(b)            1,201,471
Comcast Special Cl A                                  12,531(b)              227,062
EchoStar Communications
 Cl A                                                  3,146(b)              118,667
EW Scripps Cl A                                          819                  36,863
Gannett                                                2,188                  85,332
Interpublic Group of Companies                         4,430(b)               35,927
McGraw-Hill Companies                                  3,184                 139,491
Meredith                                                 382                  21,002
New York Times Cl A                                    1,412                  24,752
News Corp Cl A                                       107,677               2,206,302
Omnicom Group                                          3,085                 146,630
Time Warner                                          161,644               2,668,743
Time Warner Cable Cl A                                 3,719(b)              102,644
Viacom Cl B                                           16,764(b)              736,275
Virgin Media                                         610,668(f)           10,466,851
Vivendi                                               15,545(c)              712,473
Walt Disney                                           39,865               1,286,842
WorldSpace Cl A                                       16,896(b)               28,385
XM Satellite Radio Holdings Cl A                     195,831(b,f)          2,396,971
                                                                     ---------------
Total                                                                     22,979,522
------------------------------------------------------------------------------------

METALS & MINING (1.6%)
Alcoa                                                 20,676                 755,708
Allegheny Technologies                                   960                  82,944
Coeur d'Alene Mines                                  261,152(b)            1,290,091
Freeport-McMoRan Copper & Gold                         3,586                 367,350

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
METALS & MINING (CONT.)
Lihir Gold                                           712,407(b,c)         $2,212,506
Newmont Mining                                        20,886               1,019,863
Nucor                                                  2,705                 160,190
Stillwater Mining                                     10,382(b)              100,290
Titanium Metals                                          678                  17,933
                                                                     ---------------
Total                                                                      6,006,875
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.5%)
Dillard's Cl A                                         1,387                  26,048
Family Dollar Stores                                   3,961                  76,170
JC Penney                                             19,986                 879,184
Kohl's                                                 4,828(b)              221,122
Macy's                                                 1,401                  36,244
Target                                                14,883                 744,150
                                                                     ---------------
Total                                                                      1,982,918
------------------------------------------------------------------------------------

MULTI-UTILITIES (0.6%)
Ameren                                                 2,023                 109,667
CenterPoint Energy                                     3,018                  51,698
CMS Energy                                             2,188                  38,027
Consolidated Edison                                    2,546                 124,372
Dominion Resources                                    16,795                 796,924
DTE Energy                                             1,663                  73,105
Integrys Energy Group                                    800                  41,352
NiSource                                               2,672                  50,474
PG&E                                                   3,320                 143,059
Public Service Enterprise Group                        2,389                 234,695
Sempra Energy                                          2,549                 157,732
TECO Energy                                            2,052                  35,315
Xcel Energy                                           21,237                 479,319
                                                                     ---------------
Total                                                                      2,335,739
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (9.2%)
Anadarko Petroleum                                     2,652                 174,210
Apache                                                   864                  92,915
BP ADR                                                18,095(c)            1,324,011
Chesapeake Energy                                      3,935                 154,252
Chevron                                               64,345               6,005,319
ConocoPhillips                                        33,958               2,998,491
CONSOL Energy                                          1,800                 128,736
Devon Energy                                           6,423                 571,069
El Paso                                                6,415                 110,595
Exxon Mobil                                          168,101              15,749,382
Marathon Oil                                           9,781                 595,272
Occidental Petroleum                                  12,457                 959,064

                             See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

   RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND  -- 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Patriot Coal                                             251(b)              $10,477
Peabody Energy                                         2,516                 155,086
Range Resources                                          165                   8,474
Royal Dutch Shell ADR                                  3,359(c)              282,828
Ship Finance Intl                                      7,852(c)              217,579
Spectra Energy                                         5,814                 150,117
Sunoco                                                   747                  54,113
Total                                                 32,547(c)            2,690,202
Valero Energy                                          8,260                 578,448
Williams Companies                                     5,557                 198,829
XTO Energy                                             4,102                 210,679
                                                                     ---------------
Total                                                                     33,420,148
------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
AbitibiBowater                                         9,981(c)              205,708
Intl Paper                                            16,441                 532,360
MeadWestvaco                                           1,787                  55,933
Weyerhaeuser                                           7,961                 587,044
                                                                     ---------------
Total                                                                      1,381,045
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (1.5%)
Avon Products                                        114,551               4,528,201
Estee Lauder Companies Cl A                            1,123                  48,974
Herbalife                                             23,300(c)              938,524
                                                                     ---------------
Total                                                                      5,515,699
------------------------------------------------------------------------------------

PHARMACEUTICALS (6.6%)
Abbott Laboratories                                   12,559                 705,188
Bristol-Myers Squibb                                 144,661               3,836,410
Eli Lilly & Co                                        21,146               1,128,985
Johnson & Johnson                                     28,731               1,916,358
Merck & Co                                            74,584               4,334,076
Novartis ADR                                           4,868(c)              264,381
Pfizer                                               305,671               6,947,901
Roche Holding                                          4,155(c)              717,655
Schering-Plough                                       84,194               2,242,928
Teva Pharmaceutical Inds ADR                           8,394(c)              390,153
Wyeth                                                 38,179               1,687,130
                                                                     ---------------
Total                                                                     24,171,165
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.4%)
Annaly Capital Management                             14,903                 270,937

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
Apartment Investment &
 Management Cl A                                       5,186                $180,110
AvalonBay Communities                                    561                  52,813
Boston Properties                                        918                  84,282
Developers Diversified Realty                          1,116                  42,732
Equity Residential                                     2,104                  76,733
General Growth Properties                              1,449                  59,670
Host Hotels & Resorts                                  3,461                  58,975
Kimco Realty                                           1,003                  36,509
MFA Mtge Investments                                  16,601                 153,559
Plum Creek Timber                                      1,602                  73,756
ProLogis                                               2,372                 150,337
Public Storage                                         1,088                  79,870
Simon Property Group                                   1,554                 134,980
Vornado Realty Trust                                   1,099                  96,657
                                                                     ---------------
Total                                                                      1,551,920
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
CB Richard Ellis Group Cl A                            1,601(b)               34,502
Forestar Real Estate Group                             1,148(b)               27,073
                                                                     ---------------
Total                                                                         61,575
------------------------------------------------------------------------------------

ROAD & RAIL (0.5%)
CSX                                                    4,669                 205,343
Hertz Global Holdings                                 87,355(b)            1,388,070
Norfolk Southern                                       3,486                 175,834
                                                                     ---------------
Total                                                                      1,769,247
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Applied Materials                                      8,578                 152,345
Atmel                                                292,086(b)            1,261,812
Broadcom Cl A                                         11,028(b)              288,272
Cypress Semiconductor                                  7,811(b)              281,430
Intel                                                176,537               4,706,477
KLA-Tencor                                             1,905                  91,745
LDK Solar ADR                                          2,598(b,c)            122,132

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 18 RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
LSI                                                   45,507(b)             $241,642
Maxim Integrated Products                              5,725                 151,655
Natl Semiconductor                                     2,609                  59,068
NVIDIA                                                 2,150(b)               73,143
PMC-Sierra                                            36,043(b)              235,721
Spansion Cl A                                        261,859(b)            1,029,106
Sumco Techxiv                                          5,298(c)              184,884
Texas Instruments                                     20,528                 685,635
United Microelectronics ADR                           11,726(c)               40,572
Xilinx                                                 2,940                  64,298
                                                                     ---------------
Total                                                                      9,669,937
------------------------------------------------------------------------------------

SOFTWARE (3.1%)
ACI Worldwide                                          3,423(b)               65,174
Adobe Systems                                          9,734(b)              415,934
BEA Systems                                           11,926(b)              188,192
Citrix Systems                                         2,714(b)              103,159
Electronic Arts                                        1,343(b)               78,445
Microsoft                                            251,631               8,958,063
Nuance Communications                                  6,976(b)              130,312
Oracle                                                49,881(b)            1,126,313
Quest Software                                         4,588(b)               84,603
Red Hat                                                7,279(b)              151,694
Salesforce.com                                           970(b)               60,809
                                                                     ---------------
Total                                                                     11,362,698
------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.9%)
Abercrombie & Fitch Cl A                               3,180                 254,305
AutoNation                                             1,296(b)               20,295
AutoZone                                                 446(b)               53,480
Best Buy                                                 784                  41,278
Circuit City Stores                                    8,249                  34,646
Gap                                                   12,184                 259,276
Home Depot                                            12,126                 326,674
Limited Brands                                         7,381                 139,722
Lowe's Companies                                      44,184                 999,441
Office Depot                                           4,438(b)               61,733
OfficeMax                                                734                  15,164

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SPECIALTY RETAIL (CONT.)
Penske Automotive Group                                9,552                $166,778
RadioShack                                             1,294                  21,817
Sherwin-Williams                                       1,058                  61,406
Staples                                                6,708                 154,754
TJX Companies                                         17,967                 516,192
                                                                     ---------------
Total                                                                      3,126,961
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Coach                                                  1,317(b)               40,274
Jones Apparel Group                                      801                  12,808
Liz Claiborne                                            996                  20,269
Nike Cl B                                              3,633                 233,383
VF                                                       866                  59,460
                                                                     ---------------
Total                                                                        366,194
------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.9%)
Countrywide Financial                                133,327               1,191,944
Fannie Mae                                            25,137               1,004,977
Freddie Mac                                           32,257               1,098,996
Hudson City Bancorp                                    6,924                 103,998
                                                                     ---------------
Total                                                                      3,399,915
------------------------------------------------------------------------------------

TOBACCO (1.5%)
Altria Group                                          70,740               5,346,529
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.8%)
America Movil ADR Series L                             2,138(c)              131,252
Hutchison Telecommunications
 Intl                                                328,920(c)              495,832
Millicom Intl Cellular                                 2,343(b,c)            276,333
Orascom Telecom Holding GDR                            3,041(c,h)            252,403
Sprint Nextel                                        116,135               1,524,853
Vodafone Group                                     1,702,261(c)            6,376,332
Vodafone Group ADR                                    35,241(c)            1,315,194
                                                                     ---------------
Total                                                                     10,372,199
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $329,129,723)                                                    $351,403,501
------------------------------------------------------------------------------------

                             See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

   RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND  -- 2007 ANNUAL REPORT  19

OPTIONS PURCHASED (0.3%)
                                                                     EXERCISE           EXPIRATION
ISSUER                                          CONTRACTS             PRICE                DATE                   VALUE(A)
CALLS
Genentech                                             516             $90.00             Jan. 2008                  $1,290
QUALCOMM                                               42              50.00             Jan. 2008                      21
Virgin Media                                          447              27.50             Jan. 2008                   1,118
Virgin Media                                          659              17.50             June 2008                 159,807
XM Satellite Radio Holdings
 Cl A                                                 410              15.00             Jan. 2008                  28,700
XM Satellite Radio Holdings
 Cl A                                                 364              17.50             Jan. 2008                  11,830
--------------------------------------------------------------------------------------------------------------------------

PUTS
Oil Service
 HOLDRs                                               481             175.00             Jan. 2008                  21,645
S&P 500 Index                                   6,139,338              95.00            March 2008                 162,079
SPDR Trust
 Series 1                                             336             147.00            March 2008                 201,600
XM Satellite Radio Holdings
 Cl A                                               1,832              12.50             Jan. 2008                 334,340
--------------------------------------------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $1,364,503)                                                                                                $922,430
--------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUND (4.0%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 14,545,902(g)          $14,545,902
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $14,545,902)                                                     $14,545,902
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $345,040,128)(i)                                                $366,871,833
===================================================================================

INVESTMENTS IN DERIVATIVES
OPEN OPTIONS CONTRACTS WRITTEN AT DEC. 31, 2007

                                              NUMBER OF      EXERCISE      EXPIRATION
ISSUER                        PUTS/CALLS      CONTRACTS       PRICE           DATE         VALUE(A)
---------------------------------------------------------------------------------------------------
Virgin Media                     Call             659         $22.50       June 2008        $59,310
XM Satellite Radio
   Holdings Cl A                 Call           1,534          20.00       Jan. 2008         11,505
XM Satellite Radio
   Holdings Cl A                  Put           1,832          10.00       Jan. 2008        114,500
---------------------------------------------------------------------------------------------------
Total                                                                                      $185,315
---------------------------------------------------------------------------------------------------

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 20 RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2007 ANNUAL REPORT

TOTAL RETURN SWAP CONTRACTS OUTSTANDING AT DEC. 31, 2007

                                                                              NOTIONAL
                                                               EXPIRATION     PRINCIPAL    UNREALIZED     UNREALIZED
COUNTERPARTY               FUND RECEIVES        FUND PAYS         DATE         AMOUNT     APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------------------------------
Citibank, N.A.            Total return on a   1-month LIBOR     May 7, 2008   $630,000          $--        $(15,479)
                        basket of large cap      plus 0.20%
                                 industrial
                                 securities
---------------------------------------------------------------------------------------------------------------------
Merrill Lynch Intl        Total return on a   1-month LIBOR   Oct. 17, 2008    796,443       22,030              --
                        basket of large cap      plus 0.20%
                                health care
                                 securities
---------------------------------------------------------------------------------------------------------------------
Total                                                                                       $22,030        $(15,479)
---------------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DEC. 31, 2007

                               CURRENCY TO BE          CURRENCY TO BE       UNREALIZED        UNREALIZED
EXCHANGE DATE                    DELIVERED                RECEIVED         APPRECIATION      DEPRECIATION
---------------------------------------------------------------------------------------------------------
Jan. 3, 2008                              129,965           190,261             $577               $--
                           European Monetary Unit       U.S. Dollar
---------------------------------------------------------------------------------------------------------
Jan. 4, 2008                            1,149,000         2,376,391           94,189                --
                                    British Pound       U.S. Dollar
---------------------------------------------------------------------------------------------------------
Jan. 7, 2008                            1,792,000         3,705,856          146,756                --
                                    British Pound       U.S. Dollar
---------------------------------------------------------------------------------------------------------
Jan. 11, 2008                           2,329,000         2,032,681               --            (7,815)
                                Australian Dollar       U.S. Dollar
---------------------------------------------------------------------------------------------------------
Jan. 18, 2008                           1,973,000         2,887,338            6,875                --
                           European Monetary Unit       U.S. Dollar
---------------------------------------------------------------------------------------------------------
Jan. 22, 2008                             976,000         1,436,155           11,138                --
                           European Monetary Unit       U.S. Dollar
---------------------------------------------------------------------------------------------------------
Total                                                                       $259,535           $(7,815)
---------------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2007, the value of foreign securities represented 8.3% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

--------------------------------------------------------------------------------

   RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND  -- 2007 ANNUAL REPORT  21

(e) Identifies issues considered to be illiquid as to their marketability. These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Dec. 31, 2007, is as follows:

                                              ACQUISITION
SECURITY                                         DATES                     COST
----------------------------------------------------------------------------------
Apollo Mgmt LP*                                 08-02-07                $1,824,000
Oaktree Capital Group LLC Cl A Unit*     05-21-07 thru 07-20-07            632,160

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) At Dec. 31, 2007, securities valued at $3,007,142 were held to cover open call options written.

(g)  Affiliated Money Market Fund - See Note 6 to the financial statements.

(h) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2007, the value of these securities amounted to $2,415,653 or 0.7% of net assets.

(i) At Dec. 31, 2007, the cost of securities for federal income tax purposes was $351,474,759 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $ 43,289,674
Unrealized depreciation                                            (27,892,600)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 15,397,074
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 22 RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DEC. 31, 2007

ASSETS
Investments in securities, at value
   Unaffiliated issuers (identified cost $330,494,226)          $352,325,931
   Affiliated money market fund (identified cost
      $14,545,902)                                                14,545,902
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $345,040,128)                                                 366,871,833
Cash                                                                  32,725
Foreign currency holdings (identified cost $22,564)                   22,559
Dividends receivable                                                 494,185
Receivable for investment securities sold                            247,268
Unrealized appreciation on forward foreign currency
   contracts                                                         259,535
Unrealized appreciation on swap contracts                             22,030
----------------------------------------------------------------------------
Total assets                                                     367,950,135
----------------------------------------------------------------------------
LIABILITIES
Options contracts written, at value (premiums received
   $322,840)                                                         185,315
Capital shares payable                                               568,123
Payable for investment securities purchased                        1,813,810
Unrealized depreciation on forward foreign currency
   contracts                                                           7,815
Unrealized depreciation on swap contracts                             15,479
Accrued investment management services fee                           126,671
Other accrued expenses                                                71,289
----------------------------------------------------------------------------
Total liabilities                                                  2,788,502
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $365,161,633
============================================================================
REPRESENTED BY
Capital stock - $.01 par value                                  $    354,440
Additional paid-in capital                                       308,610,373
Undistributed net investment income                                   81,308
Accumulated net realized gain (loss)                              33,891,602
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                     22,223,910
----------------------------------------------------------------------------
Total - representing net assets applicable to outstanding
   capital stock                                                $365,161,633
============================================================================

Shares outstanding                                               35,444,025
---------------------------------------------------------------------------
Net asset value per share of outstanding capital stock          $     10.30
---------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

     RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT  23

STATEMENT OF OPERATIONS
YEAR ENDED DEC. 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $  8,039,550
Income distributions from affiliated money market fund               560,766
   Less foreign taxes withheld                                       (81,892)
----------------------------------------------------------------------------
Total income                                                       8,518,424
----------------------------------------------------------------------------
Expenses:
Investment management services fee                                 1,642,137
Compensation of board members                                          7,113
Custodian fees                                                       118,495
Printing and postage                                                 155,268
Professional fees                                                     33,033
Other                                                                  8,197
----------------------------------------------------------------------------
Total expenses                                                     1,964,243
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                                (322,096)
----------------------------------------------------------------------------
Total net expenses                                                 1,642,147
----------------------------------------------------------------------------
Investment income (loss) - net                                     6,876,277
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
   Security transactions                                          42,566,127
   Foreign currency transactions                                    (510,712)
   Options contracts written                                         163,459
   Swap transactions                                                 147,372
----------------------------------------------------------------------------
Net realized gain (loss) on investments                           42,366,246
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                    (33,995,220
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies              8,371,026
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $ 15,247,303
============================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 24 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED DEC. 31,                                           2007            2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) - net                            $  6,876,277    $  7,244,034
Net realized gain (loss) on investments                     42,366,246      27,266,188
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in
   foreign currencies                                      (33,995,220)     30,171,064
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               15,247,303      64,681,286
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                    (6,304,272)     (7,198,729)
   Net realized gain                                       (31,523,713)    (63,295,532)
--------------------------------------------------------------------------------------
Total distributions                                        (37,827,985)    (70,494,261)
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                  562,241         680,044
Reinvestment of distributions at net assets                 39,536,227      71,075,025
Payments for redemptions                                   (84,773,548)    (99,520,908)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            (44,675,080)    (27,765,839)
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    (67,255,762)    (33,578,814)
Net assets at beginning of year                            432,417,395     465,996,209
--------------------------------------------------------------------------------------
Net assets at end of year                                 $365,161,633    $432,417,395
======================================================================================
Undistributed (excess of distributions over) net
   investment income                                      $     81,308    $    (97,919)
--------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

     RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Variable Portfolio - Core Equity Fund (the Fund) is a series of RiverSource Variable Portfolio - Select Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Variable Portfolio - Select Series, Inc. has 100 billion authorized shares of capital stock. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. The Fund may invest in income-producing equity securities, such as dividend paying stocks, convertible securities and preferred stocks.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in

--------------------------------------------------------------------------------

 26 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (the Investment Manager), as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Dec. 31, 2007, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. Prior to July 12, 2007, the Fund limited the percent held in securities and other instruments that were illiquid to 10% of the Fund's net assets. The aggregate value of such securities at Dec. 31, 2007 was $2,163,250 representing 0.59% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option

--------------------------------------------------------------------------------

     RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT 27 is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Dec. 31, 2007, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Dec. 31, 2007, foreign currency holdings were entirely comprised of Indian rupees.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The

--------------------------------------------------------------------------------

 28 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT

Fund is subject to the credit risk that the other party will not complete its contract obligations.

TOTAL RETURN EQUITY SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Under the terms of a total return equity swap agreement, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.

The notional amounts of swap contracts are not recorded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the underlying securities and also the risk of the counterparty not fulfilling its obligations under the agreement.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the variable accounts. No provision for income or excise taxes is thus required. The Fund is treated as a separate entity for federal income tax purposes.

--------------------------------------------------------------------------------

     RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT  29

On June 29, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $392,778 and accumulated net realized gain has been increased by $392,778.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED DEC. 31,                                  2007           2006
----------------------------------------------------------------------------
Distributions paid from:
      Ordinary income.........................    $23,265,404    $37,791,234
      Long-term capital gain..................     14,562,581     32,703,027

At Dec. 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $13,986,618
Undistributed accumulated long-term gain...................    $26,682,841
Unrealized appreciation (depreciation).....................    $15,527,361

--------------------------------------------------------------------------------

 30 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT

DIVIDENDS

Distributions to the variable accounts are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed quarterly, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Jan. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is computed daily and is equal on an annual basis to 0.40% of the average daily net assets of the Fund.

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2007, other expenses paid to this company were $1,965.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though

--------------------------------------------------------------------------------

     RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT 31 equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended Dec. 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 0.40%. The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds) indefinitely, such that net expenses will not exceed 0.40% of the Fund's average daily net assets.

The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $255,452,739 and $337,889,214, respectively, for the year ended Dec. 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                    YEAR ENDED DEC. 31, 2007
----------------------------------------------------------------------------
Sold                                                           51,950
Issued for reinvested distributions                         3,842,914
Redeemed                                                   (7,867,133)
----------------------------------------------------------------------------
Net increase (decrease)                                    (3,972,269)
----------------------------------------------------------------------------

                                                    YEAR ENDED DEC. 31, 2006
----------------------------------------------------------------------------
Sold                                                           62,392
Issued for reinvested distributions                         7,046,264
Redeemed                                                   (9,536,078)
----------------------------------------------------------------------------
Net increase (decrease)                                    (2,427,422)
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

 32 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                          CALLS                      PUTS
                                  CONTRACTS    PREMIUMS     CONTRACTS    PREMIUMS
----------------------------------------------------------------------------------
Balance Dec. 31, 2006               1,820      $ 162,116         --      $      --
Opened                              6,687        507,555      3,912        411,213
Closed                             (4,238)      (379,390)    (2,080)      (264,160)
Expired                            (2,076)      (114,494)        --             --
----------------------------------------------------------------------------------
Balance Dec. 31, 2007               2,193      $ 175,787      1,832      $ 147,053
----------------------------------------------------------------------------------

See "Summary of significant accounting policies."

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $93,704,095 and $86,975,587, respectively, for the year ended Dec. 31, 2007.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended Dec. 31, 2007.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the

--------------------------------------------------------------------------------

     RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT  33

United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC

--------------------------------------------------------------------------------

 34 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

9. SUBSEQUENT EVENT

At a shareholder meeting on Jan. 29, 2008, shareholders of RiverSource Variable Portfolio - Core Equity Fund approved the reorganization of the Fund into a corresponding newly formed series of RiverSource Variable Series Trust, a Massachusetts business trust. The reorganization was effective Feb. 1, 2008. Following the reorganization of the Fund into RiverSource Variable Series Trust, the Fund will be treated as a disregarded entity for federal income tax purposes.

--------------------------------------------------------------------------------

     RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT  35

10. FINANCIAL HIGHLIGHTS

The table below shows certain important information for evaluating the Fund's results. On Sept. 10, 2004, the Fund acquired the assets of IDS Life Variable Annuity Fund A (Fund A) and IDS Life Variable Annuity Fund B (Fund B), which were segregated asset accounts. For accounting and financial statement purposes, Fund B is the accounting survivor. Information since Sept. 10, 2004 relates to RiverSource Variable Portfolio - Core Equity Fund. The information prior to Sept. 10, 2004 relates to Fund B and is derived from its financial statements.

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended
DEC. 31,                2007           2006           2005         2004(B)         2004(C)         2004(D)           2003
Net asset value,
 beginning of period  $10.97         $11.14         $10.64         $10.00          $10.14          $10.14           $7.96
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM
 INVESTMENT
 OPERATIONS:
Net investment income
 (loss)                  .19            .17            .16            .05             .01             .06             .01
Net gains (losses)
 (both realized and
 unrealized)             .15           1.41            .53            .64            (.15)            .49            2.17
-------------------------------------------------------------------------------------------------------------------------
Total from investment
 operations              .34           1.58            .69            .69            (.14)            .55            2.18
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
 investment income      (.17)          (.17)          (.16)          (.05)             --            (.05)             --
Distributions from
 realized gains         (.84)         (1.58)          (.03)            --              --              --              --
-------------------------------------------------------------------------------------------------------------------------
Total distributions    (1.01)         (1.75)          (.19)          (.05)             --            (.05)             --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end
 of period            $10.30         $10.97         $11.14         $10.64          $10.00          $10.64          $10.14
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)   $365           $432           $466           $529            $296            $529            $337
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior
 to expense waiver/
 reimbursement(e),(f)    .48%           .45%           .45%           .40%           1.40%            .99%           1.40%
-------------------------------------------------------------------------------------------------------------------------
Net expenses after
 expense waiver/
 reimbursement(e),(f)    .40%(g),(h)    .40%(g),(h)    .40%(g),(h)    .40%(i)        1.40%(i)         .99%           1.40%
-------------------------------------------------------------------------------------------------------------------------
Net investment income
 (loss)                 1.68%          1.63%          1.48%          1.73%(i)         .11%(i)         .79%            .08%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
 rate                     65%            73%           121%            45%             77%            135%            104%
-------------------------------------------------------------------------------------------------------------------------
Total return(e)         3.32%(j)      15.79%(j)       6.57%(j)       6.95%(j),(k)   (1.38%)(k)       5.42%          27.45%
-------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent. The per-share information for periods prior to Sept. 10, 2004 have been restated on a 2.793 to 1 exchange ratio to present such information on a comparable basis with the reorganization date net asset value of $10.00 per share.
(b) For the period from Sept. 10, 2004 (date the Fund became available) to Dec. 31, 2004.

--------------------------------------------------------------------------------

 36 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT

(c)  For the period from Jan. 1, 2004 to Sept. 10, 2004.
(d)  For the period from Jan. 1, 2004 to Dec. 31, 2004.
(e) The total return and ratio of expenses for the Fund included management fee only for the periods since Sept. 10, 2004. Previous periods included both management and mortality and expense risk fees under Fund B. Total return does not reflect payment of a sales charge.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction of earnings and bank credits on cash balances.
(i)  Adjusted to an annual basis.
(j) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(k)  Not annualized.

--------------------------------------------------------------------------------

     RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT  37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE VARIABLE PORTFOLIO - SELECT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of RiverSource Variable Portfolio -- Core Equity Fund (the Fund) of the RiverSource Variable Portfolio -- Select Series, Inc. as of December 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended and the financial highlights for the year ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the years ended December 31, 2004, 2005 and 2006, were audited by other auditors whose report dated February 20, 2007, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Variable Portfolio -- Core Equity Fund of the RiverSource Variable Portfolio -- Select Series, Inc. at December 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended and the financial highlights for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP

Minneapolis, Minnesota
February 19, 2008

--------------------------------------------------------------------------------

 38 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme     None
901 S. Marquette Ave.    since 2006         Court, 1998-2006; Attorney
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,            None
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners   None
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 53
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and   None
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 57                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant              None
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 73
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 69                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT  39

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           None
901 S. Marquette Ave.    since 2004         Management, Inc. (private real
Minneapolis, MN 55402                       estate and asset management
Age 55                                      company)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer and          Idera
901 S. Marquette Ave.    since 2002         Director, RiboNovix, Inc. since      Pharmaceutical, Inc.
Minneapolis, MN 55402                       2003 (biotechnology); former         (biotechnology);
Age 63                                      President, Forester Biotech          Healthways, Inc.
                                                                                 (health management
                                                                                 programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management   None
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; Director, President and Chief
                                            Executive Officer, Ameriprise
                                            Certificate Company since 2006;
                                            Chairman of the Board, Chief
                                            Executive Officer and President,
                                            RiverSource Distributors, Inc.
                                            since 2006; Senior Vice
                                            President -- Chief Investment
                                            Officer, Ameriprise Financial, Inc.
                                            and Chairman of the Board and Chief
                                            Investment Officer, RiverSource
                                            Investments, LLC, 2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380 or contacting your financial institution.

--------------------------------------------------------------------------------

 40 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President and General Manager
172 Ameriprise           2006               Mutual Funds, RiverSource Investments, LLC
Financial Center                            since 2006; Director and Vice
Minneapolis, MN 55474                       President -- Asset Management, Products and
Age 41                                      Marketing, RiverSource Distributors, Inc.
                                            since 2006; Managing Director and Global Head
                                            of Product, Morgan Stanley Investment
                                            Management, 2004-2006; President, Touchstone
                                            Investments, 2002-2004
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Chief
Financial Center                            Financial Officer, RiverSource Distributors,
Minneapolis, MN 55474                       Inc. since 2006
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Chief Counsel, RiverSource Distributors,
Minneapolis, MN 55474    since 2006         Inc. since 2006; Vice President, General
Age 48                                      Counsel and Secretary, Ameriprise Certificate
                                            Company since 2005; Vice President -- Asset
                                            Management Compliance, Ameriprise Financial,
                                            Inc., 2004-2005; Senior Vice President and
                                            Chief Compliance Officer, USBancorp Asset
                                            Management, 2002-2004
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 47                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT  41

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or searching the website of the Securities and Exchange Commission
(SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended Dec. 31, 2006 and the year ended Dec. 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

 42 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND

SPECIAL MEETING OF SHAREHOLDERS HELD ON JAN. 29, 2008
(UNAUDITED)

A brief description of the proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposal is set forth below. A vote is based on total dollar interest in the Fund.

To approve an Agreement and Plan of Reorganization between the Fund and a separate, corresponding newly-formed series of RiverSource Variable Series Trust, a Massachusetts business trust.

 DOLLARS VOTED    DOLLARS VOTED
     "FOR"          "AGAINST"       ABSTENTIONS     BROKER NON-VOTES
--------------------------------------------------------------------
335,134,955.509   27,201,233.554   16,598,193.986        0.000

--------------------------------------------------------------------------------

     RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 ANNUAL REPORT  43

     RIVERSOURCE(R) VARIABLE PORTFOLIO - CORE EQUITY FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    Distributed by RiverSource Distributors, Inc. Member FINRA.
                                    Insurance and Annuities are issued by RiverSource Life
       (RIVERSOURCE INVESTMENTS     Insurance Company.
       LOGO)                        (C) 2008 RiverSource Distributors, Inc.                                         S-6347 F (2/08)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

     (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Variable Portfolio -Select Series, Inc. were as follows:

                                 2007 - $18,650

(b) Audit - Related Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource Variable Portfolio - Select Series, Inc. were as follows:

                                   2007 - $795

(c) Tax Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for tax compliance related services for RiverSource Variable Portfolio - Select Series, Inc. were as follows:

                                  2007 - $2,200

(d) All Other Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Variable Portfolio - Select Series, Inc. were as follows:

                                    2007 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2007 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                 2007 - $624,445

(h) 100% of the services performed in item (g) above during 2007 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

     (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial

     Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

     (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under
     Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

     (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

     (a)(3) Not applicable.

     (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RiverSource Variable Portfolio Select Series, Inc.
(Registrant)


By /s/ Patrick T. Bannigan
   -------------------------------------
   Patrick T. Bannigan
   President and Principal
   Executive Officer

Date March 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -------------------------------------
   Patrick T. Bannigan
   President and Principal
   Executive Officer

Date March 5, 2008


By /s/ Jeffrey P. Fox
   -------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal
   Financial Officer

Date March 5, 2008